                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                    May 27, 2010

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 27, 2010, the Company held its regular Annual Shareholders' Meeting. Three items were voted on at the meeting.  As of the April 8, 2010 record date there were 3,016,884 shares entitled to vote, of which 2,086,975 shares, or 69.18%, were voted in person or by proxy at the Annual Meeting.

Item 1. Election of Directors
The shareholders elected four directors to serve three year terms expiring at the 2013 Annual Meeting as summarized below:

Directors Elected                                 Votes For            Votes Withheld             Broker  Non-Votes
-----------------                                 ---------            ---------------            -----------------
Class III (three year term):
David E. Bomboy                                   1,533,752                 9,446                      543,777
E. Ricky Gibson                                   1,534,752                 8,446                      543,777
Fred A. McMurry                                   1,534,752                 8,446                      543,777
M. Ray (Hoppy) Cole, Jr.                          1,534,652                 8,546                      543,777

Item 2. Approval of Appointment of T.E. Lott & Company as Independent Public Accountants

                              Votes For                         Votes Against                             Abstained
                              ---------                         -------------                             ---------
                              2,074,629                            11,300                                   1,046

Item 3. Advisory Vote on Executive Compensation
The American Recovery and Reinvestment Act of 2009 requires recipients of funds under the Capital
Purchase Program to permit a separate shareholder vote to approve the compensation of executives. The shareholders approved the executive compensation as follows:

                              Votes For                         Votes Against                             Abstained
                              ---------                         -------------                             ---------
                              2,032,329                            42,300                                   12,346

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2010
       --------------------

                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ Donna T. Lowery
                                                           -------------------------------------------
                                                     Name:    Donna T. Lowery
                                                     Title:   Chief Financial Officer